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                                                                 EXHIBIT 10.7


                                 APPENDIX A

                 TEXT OF AMENDMENT TO THE STOCK OPTION PLAN


                           FIRST AMENDMENT TO THE
                    AASCHE TRANSPORTATION SERVICES, INC.
                              STOCK OPTION PLAN


     The Aasche Transportation Services, Inc. Stock Option Plan (the "PLAN") is hereby amended, effective March 24, 1998, as follows:

     1. The aggregate number of Shares as to which Options may be granted pursuant to Article II of the Plan shall be increased from 683,500 to 908,500.

     2. The definition of Key Employee as set forth under Article I of the Plan shall be amended to read as follows:

     KEY EMPLOYEE means an employee of the Company or an Affiliate (including, without limitation, an employee who also is serving as an officer or director of the Company or of an Affiliate), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

     IN WITNESS WHEREOF, Aasche Transportation Services, Inc. has caused this Amendment to be executed by its officer hereto duly authorized this 24th day of March, 1998.


                                    AASCHE TRANSPORTATION SERVICES, INC.



                                    By: /s/ Larry L. Asche
                                       --------------------------------------

                                    Its: Chairman and Chief Executive Officer
                                        -------------------------------------




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